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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 3, 2002

                           Irvine Sensors Corporation
             (Exact name of registrant as specified in its charter)

          Delaware                    001-08402              33-0280334
(State or other jurisdiction         (Commission          (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)

                               3001 Redhill Avenue
                          Costa Mesa, California 92626
          (Address of principal executive offices, including Zip Code)

                                 (714) 549-8211
              (Registrant's telephone number, including area code)




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Item 7. Financial Statements and Exhibits

        Exhibits.

        The following exhibit is filed with this report on Form 8-K:

Exhibit
Number                                         Exhibit
------                                         -------

99.1          Message from Robert G. Richards, Chief Executive Officer

Item 9. Regulation FD Disclosure

        On May 3, 2002, Irvine Sensors Corporation (the "Company") posted a message from its Chief Executive Officer, Robert G. Richards, on its website at www.irvine-sensors.com. The text of that message is filed as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Date:    May 3, 2002

                                               IRVINE SENSORS CORPORATION

                                               By:   /s/ John J. Stuart, Jr.
                                                     ---------------------------
                                                     John J. Stuart, Jr.
                                                     Senior Vice President and
                                                     Chief Financial Officer

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